Exhibit 10.4

Execution Version

Agree Limited Partnership

First Supplement to Uncommitted Master Note Facility

Dated as of September 26, 2018

Re:       $100,000,000 4.32%, Series 2018-A, Senior Guaranteed Notes

due September 26, 2030

Agree Limited Partnership

70 E. Long Lake Road

Bloomfield Hills, MI 48304

First Supplement to Uncommitted Master Note Facility

Dated as of

September 26, 2018

To the Purchaser(s) named in

Schedule A hereto

Ladies and Gentlemen:

This First Supplement to Uncommitted Master Note Facility (the “First Supplement”) is among Agree Limited Partnership, a Delaware limited partnership (the “Company”), and Agree Realty Corporation, a Maryland corporation operating as a real estate investment trust (the “Parent Guarantor”), AIG Asset Management (U.S.), LLC (“AIG”) and the institutional investors named on Schedule A attached hereto (the “Purchasers”).

Recitals

A.           The Company and the Parent Guarantor have entered into the Uncommitted Master Note Facility dated as of August 3, 2017 with AIG (as heretofore amended and supplemented, the “Master Note Facility”); and

B.           The Company desires to issue and sell, and the Purchasers desire to purchase, an initial Series of Notes (as defined in the Master Note Facility) pursuant to the Master Note Facility and in accordance with the terms set forth below;

Now, Therefore, the Company and the Purchasers agree as follows:

1.          Authorization of the New Series of Notes. The Company has authorized the issue and sale of $100,000,000 aggregate principal amount of its 4.32%, Series 2018-A, Senior Guaranteed Notes due September 26, 2030 (the “Series 2018-A Notes”). The Series 2018-A Notes, and each Series of Notes which may from time to time hereafter be issued pursuant to the provisions of the Master Note Facility, are collectively referred to as the “Notes” (such term shall also include any such notes issued in substitution therefor pursuant to Section 13 of the Master Note Facility). The Series 2018-A Notes shall be substantially in the form set out in Exhibit 1 hereto with such changes therefrom, if any, as may be approved by the Purchaser(s) and the Company.

2.          Sale and Purchase of Series 2018-A Notes. Subject to the terms and conditions of this First Supplement and the Master Note Facility and on the basis of the representations and warranties hereinafter set forth, the Company will issue and sell to each of the Purchasers, and the Purchasers will purchase from the Company, at the Closing provided for in Section 3, Series 2018-A Notes in the principal amount specified opposite their respective names in the attached Schedule A hereto at the purchase price of 100% of the principal amount thereof. The obligations of the Purchasers hereunder are several and not joint obligations and no Purchaser shall have any liability to any Person for the performance or non-performance by any other Purchaser hereunder.

3.          Closing. The sale and purchase of the Series 2018-A Notes to be purchased by each Purchaser shall occur at the offices of Chapman and Cutler LLP, 111 West Monroe Street, Chicago, IL 60603 at 10:00 a.m. Chicago time, at a closing (the “Closing”) on September 26, 2018 or on such other Business Day thereafter on or prior to October 2, 2018 as may be agreed upon by the Company and the Purchasers (the “Closing Date”). At the Closing, the Company will deliver to each Purchaser the Series 2018-A Notes to be purchased by such Purchaser in the form of a single Series 2018-A Note (or such greater number of Series 2018-A Notes in denominations of at least $100,000 as such Purchaser may request) dated the date of the Closing and registered in such Purchaser’s name (or in the name of such Purchaser’s nominee), against delivery by such Purchaser to the Company or its order of immediately available funds in the amount of the purchase price therefor by wire transfer of immediately available funds for the account of the Company in accordance with wire transfer instructions provided by the Company to such Purchaser pursuant to Section 4 of this First Supplement, as it relates to Section 4.11 of the Master Note Facility. If, at the Closing, the Company shall fail to tender such Series 2018-A Notes to any Purchaser as provided above in this Section 3, or any of the conditions specified in Section 4 shall not have been fulfilled to any Purchaser’s satisfaction, such Purchaser shall, at such Purchaser’s election, be relieved of all further obligations under this Agreement, without thereby waiving any rights such Purchaser may have by reason of such failure or such nonfulfillment.

4.          Conditions to Closing. The obligation of each Purchaser to purchase and pay for the Series 2018-A Notes to be sold to such Purchaser at the Closing is subject to the fulfillment to such Purchaser’s satisfaction, prior to the Closing, of the conditions set forth in Section 4 of the Master Note Facility (it being understood that all references to “Purchaser” therein shall be deemed to refer to the Purchasers hereunder, all references to “this Agreement” shall be deemed to refer to the Master Note Facility as supplemented by this First Supplement, and all references to “Notes” therein shall be deemed to refer to the Series 2018-A Notes, and as hereafter modified), and to the following additional conditions:

(a)          as provided in Section 5 of this First Supplement, except as supplemented, amended or superseded by the representations and warranties set forth in Exhibit 2 hereto (which changes are subject to the approval of each Purchaser), each of the representations and warranties of the Company and the Parent Guarantor set forth in Section 5 of the Master Note Facility shall be correct as of the date of Closing and the Company and the Parent Guarantor each shall have delivered to each Purchaser an Officer’s Certificate, dated the date of the Closing certifying that such condition has been fulfilled; and

(b)          contemporaneously with the Closing, the Company shall sell to each Purchaser, and each Purchaser shall purchase, the Series 2018-A Notes to be purchased by such Purchaser at the Closing as specified in Schedule A.

5.          Representations and Warranties of the Company and the Parent Guarantor. With respect to each of the representations and warranties contained in Section 5 of the Master Note Facility, each of the Company and the Parent Guarantor represents and warrants to the Purchasers that, as of the date hereof, such representations and warranties are true and correct (A) except that all references to “Purchaser” therein shall be deemed to refer to the Purchasers hereunder, all references to “this Agreement” shall be deemed to refer to the Master Note Facility as supplemented by this First Supplement, and all references to “Notes” therein shall be deemed to refer to the Series 2018-A Notes, and (B) except for changes to such representations and warranties or the Schedules referred to therein, which changes are set forth in the attached Exhibit 2 and which are in all respects satisfactory to such Purchaser as a condition to the Closing.

6.          Representations of the Purchasers. Each Purchaser confirms to the Company that the representations set forth in Section 6 of the Master Note Facility are true and correct on the date hereof with respect to the purchase of the Series 2018-A Notes by such Purchaser, except that all references to “Purchaser” therein shall be deemed to refer to the Purchasers hereunder, all references to “this Agreement” therein shall be deemed to refer to the Master Note Facility as supplemented by this First Supplement, and all references to “Notes” therein shall be deemed to refer to the Series 2018-A Notes.

7.          Maturity; Interest. The Series 2018-A Notes will have the maturity date and bear interest at the rate set forth therein.

8.          Prepayments of the Series 2018-A Notes. All prepayment provisions in Section 8 of the Master Note Facility shall apply to the Series 2018-A Notes equally as “Notes” thereunder, subject to the definitions applicable to the Series 2018-A Notes contained herein.

9.          Applicability of Master Note Facility. Except as otherwise expressly provided herein (and expressly permitted by the Master Note Facility), all of the provisions of the Master Note Facility are incorporated by reference herein, shall apply to the Series 2018-A Notes as if expressly set forth in this First Supplement and all references to “Notes” shall include the Series 2018-A Notes. Without limiting the foregoing, the Company and the Parent Guarantor agree to pay all costs and expenses incurred in connection with the initial filing of this First Supplement and all related documents and financial information with the SVO; provided that such costs and expenses with respect to the Series 2018-A Notes shall not exceed $5,000 per Series or tranche of such Notes. Capitalized terms used herein without definition have the respective meanings ascribed to them in the Master Note Facility (as amended from time to time).

10.         Governing Law. This First Supplement shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of New York, excluding choice-of-law principles of the law of such State that would permit the application of the laws of a jurisdiction other than such State.

11.         Agreement to be Bound. The Company, the Parent Guarantor and each Purchaser agree to be bound by and comply with the terms and provisions of the Master Note Facility as fully and completely as if such Purchaser were an original signatory to the Master Note Facility.

[Remainder of page intentionally left blank]

The execution hereof shall constitute a contract between the Company, the Parent Guarantor and the Purchaser(s) for the uses and purposes hereinabove set forth, and this First Supplement may be executed in any number of counterparts, each executed counterpart constituting an original but all together only one agreement.

Agree Limited Partnership,
a Delaware limited partnership

By
Name:
Title:

Agree Realty Corporation,
a Maryland corporation

By
Name:
Title:

Accepted as of the date first written above.

AIG Asset Management (U.S.), LLC

By
Name:
Title:

American General Life Insurance Company
The United States Life Insurance Company in the City of New York
The Variable Annuity Life Insurance Company

By:	AIG Asset Management (U.S.), LLC, as
Investment Adviser

By:
Name:
Title:

Information Relating to Purchasers

Name and Address of Purchaser	Principal Amount of Series 2018-A Notes to Be Purchased

Name and Address of Purchaser	Principal Amount of Series 2018-A Notes to Be Purchased

American General Life Insurance Company	$55,000,000

(1)	All payments to be by wire transfer of immediately available funds, with sufficient information (including PPN #, interest rate, maturity date, interest amount, principal amount and premium amount, if applicable) to identify the source and application of such funds, to:

The Bank of New York Mellon

ABA # 021-000-018

Account Name: BNYM Income

Account Number: GLA111566

For Further Credit to: AMERICAN GENERAL LIFE INS. CO. Physical; Account No. 886623

Reference:  PPN and Prin.: $          ; Int.: $______

(2)	Payment notices, audit confirmations and related note correspondence to:

American General Life Insurance Company (886623)

c/o AIG Asset Management

2929 Allen Parkway, A36-04

Houston, Texas 77019-2155

Attn: PCG Investment Portfolio Support

Email: PPGIPS@aig.com

(3)	Duplicate payment notices (only) to:

American General Life Insurance Company (886623)

c/o The Bank of New York Mellon

Attn: P & I Department

Fax: (718) 315-3076

Schedule A

(to First Supplement)

(4)	* Compliance reporting information (financial docs, officer’s certificates, etc.) to:

AIG Asset Management

2929 Allen Parkway, A36-04

Houston, Texas 77019-2155

Attn: Private Placements Compliance

Email: complianceprivateplacements@aig.com

* Note: Only two (2) complete sets of compliance information are required for all companies for which AIG Asset Management Group serves as investment adviser.

(5)	Note to be issued in the nominee name of: HARE & CO., LLC (Tax ID #: 13-6062916)

(6)	Tax I.D. Number for American General Life Insurance Company: 25-0598210

(7)	Physical Delivery Instructions:

DTCC

570 Washington Blvd.

Jersey City, NJ 07310

Attn: BNY Mellon / Branch Deposit Department – 5th Floor

Contact: Andre Granville; Phone: (315) 414-3068

Account Name: AMERICAN GENERAL LIFE INSURANCE COMPANY

Account Number: 886623

cc: Jennifer.Cuellar@aig.com and Jon.Heiny@aig.com

with a copy of the custodian receipt to Rachel.lewis@aig.com

A-2

Name and Address of Purchaser	Principal Amount of Series 2018-A Notes to Be Purchased

The United States Life Insurance Company in the City of New York	$15,000,000

(1)	All payments to be by wire transfer of immediately available funds, with sufficient information (including PPN #, interest rate, maturity date, interest amount, principal amount and premium amount, if applicable) to identify the source and application of such funds, to:

JPMorgan Chase Bank, N.A.

ABA # 021-000-021

Account Name: AIG PHYSICAL WIRE ACCOUNT

Account Number: 780153941

For Further Credit to: P68423

Reference:  PPN and Prin.: $          ; Int.: $______

(2)	Payment notices, audit confirmations and related note correspondence to:

The United States Life Insurance Company in the City of New York (P68423)

c/o AIG Asset Management

2929 Allen Parkway, A36-04

Houston, Texas 77019-2155

Attn: PCG Investment Portfolio Support

Email: PPGIPS@aig.com

(3)	Duplicate payment notices (only) to:

The United States Life Insurance Co. in the City of New York (P68423)

c/o JPMorgan Client Services

Email: physical.abs.income@jpmorgan.com

(4)	* Compliance reporting information (financial docs, officer’s certificates, etc.) to:

AIG Asset Management

2929 Allen Parkway, A36-04

Houston, Texas 77019-2155

Attn: Private Placements Compliance

Email: complianceprivateplacements@aig.com

* Note: Only two (2) complete sets of compliance information are required for all companies for which AIG Asset Management Group serves as investment adviser.

A-3

(5)	Note to be issued in the nominee name of: CUDD & CO. LLC (Tax ID #: 13-6022143)

(6)	Tax ID Number for The United States Life Insurance Company in the City of New York: 13-5459480

(7)	Physical Delivery Instructions:

JPMorgan Chase Bank, N.A.

4 Chase Metrotech Center

Brooklyn, New York 11245-0001

Attn: Physical Receive Department – 3rd Floor (for overnight mail) OR

Physical Receive Dept. – 1st Floor, Window 5 (for messenger, use Willoughby Entrance)

Contact: Aubrey M. Reuben; Phone: (718) 242-0269

Account Name: THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF N. Y.

Account Number: P68423

cc: Jennifer.Cuellar@aig.com and Jon.Heiny@aig.com

with a copy of the custodian receipt to Rachel.lewis@aig.com

A-4

Name and Address of Purchaser	Principal Amount of Series 2018-A Notes to Be Purchased

The Variable Annuity Life Insurance Company	$30,000,000

(1)	All payments to be by wire transfer of immediately available funds, with sufficient information (including PPN #, interest rate, maturity date, interest amount, principal amount and premium amount, if applicable) to identify the source and application of such funds, to:

The Bank of New York Mellon

ABA # 021-000-018

Account Name: BNYM Income

Account Number: GLA111566

For Further Credit to: VARIABLE ANNUITY LIFE INSURANCE CO.; Account No. 260735

Reference:  PPN and Prin.: $          ; Int.: $______

(2)	Payment notices, audit confirmations and related note correspondence to:

The Variable Annuity Life Insurance Company (260735)

c/o AIG Asset Management

2929 Allen Parkway, A36-04

Houston, Texas 77019-2155

Attn: PPG Investment Portfolio Support

Email: PPGIPS@aig.com

(3)	Duplicate payment notices (only) to:

The Variable Annuity Life Insurance Company (260735)

c/o The Bank of New York Mellon

Attn: P & I Department

Fax: (718) 315-3076

A-5

(4)	* Compliance reporting information (financial docs, officer’s certificates, etc.) to:

AIG Asset Management

2929 Allen Parkway, A36-04

Houston, Texas 77019-2155

Attn: Private Placements Compliance

Email: complianceprivateplacements@aig.com

* Note: Only two (2) complete sets of compliance information are required for all companies for which AIG Asset Management Group serves as investment adviser.

(5)	Note to be issued in the nominee name of: HARE & CO., LLC (Tax ID #: 13-6062916)

(6)	Tax ID Number for The Variable Annuity Life Insurance Company: 74-1625348

(7)	Physical Delivery Instructions:

DTCC

570 Washington Blvd.

Jersey City, NJ 07310

Attn: BNY Mellon / Branch Deposit Department – 5th Floor

Contact: Andre Granville; Phone: (315) 414-3068

BNYM Account Name: THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

BNYM Account Number: 260735

cc: Jennifer.Cuellar@aig.com and Jon.Heiny@aig.com

with a copy of the custodian receipt to Rachel.lewis@aig.com

A-6

[Form of Series 2018-A Note]

Agree Limited Partnership

4.32% Senior Guaranteed Note, Series 2018-A, due September 26, 2030

No. RA__-__	[Date]
$[____________]	PPN 00855@ AE4

For Value Received, the undersigned, Agree Limited Partnership (herein called the “Company”), a limited partnership organized and existing under the laws of Delaware, hereby promises to pay to [_____________________], or registered assigns, the principal sum of [_____________________] Dollars (or so much thereof as shall not have been prepaid) on September 26, 2030 (the “Maturity Date”) with interest (computed on the basis of a 360-day year of twelve 30-day months) on the unpaid balance hereof at the rate of 4.32% per annum from the date hereof, payable semiannually, on the 31st day of March and 30th day of September in each year, commencing with March 31, 2019 or the first March 31 or September 30 following the date hereof, and on the Maturity Date, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law, (x) on any overdue payment of interest and (y) during the continuance of an Event of Default, on such unpaid balance and on any overdue payment of any Make-Whole Amount, at a rate per annum from time to time equal to the Default Rate (as defined in the hereinafter defined Master Note Facility).

Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at the principal office of JPMorgan Chase Bank, N.A. in New York, New York or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Master Note Facility referred to below.

This Note is one of the Senior Guaranteed Notes, Series 2018-A (herein called the “Notes”) issued pursuant to the First Supplement dated as of September 26, 2018 to the Uncommitted Master Note Facility dated as of August 3, 2017 (as from time to time amended, the “Master Note Facility”), between Agree Realty Corporation (the “Parent Guarantor”), the Company, AIG Asset Management (U.S.), LLC and the Purchasers from time to time referred to therein and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, to have (i) agreed to the confidentiality provisions set forth in Section 20 of the Master Note Facility and (ii) made the representations set forth in Section 6.2 of the Master Note Facility. Unless otherwise indicated, capitalized terms used in this Note shall have the respective meanings ascribed to such terms in the Master Note Facility.

This Note is a registered Note and, as provided in the Master Note Facility, upon surrender of this Note for registration of transfer accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder’s attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

Exhibit 1

(to First Supplement)

Pursuant to a Guaranty dated as of September 26, 2018, the Parent Guarantor, operating as a real estate investment trust and certain subsidiaries, have each absolutely and unconditionally guaranteed payment in full of the principal of, Make-Whole Amount, if any, and interest on this Note and performance by the Company of all of its obligations contained in the Master Note Facility all on the terms set forth in such Guaranty.

This Note is subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Master Note Facility, but not otherwise.

If an Event of Default occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Master Note Facility.

This Note shall be construed and enforced in accordance with, and the rights of the Company and the holder of this Note shall be governed by, the law of the State of New York, excluding choice-of-law principles of the law of such State that would permit the application of the laws of a jurisdiction other than such State.

Agree Limited Partnership

By:	Agree Realty Corporation,
Its sole general partner

By
Name:
Title:

EX 1-2

Supplemental Representations

The Company represents and warrants to each Purchaser that except as hereinafter set forth in this Exhibit 2, each of the representations and warranties set forth in Section 5 of the Master Note Facility is true and correct in all material respects as of the date hereof with respect to the Series 2018-A Notes with the same force and effect as if each reference to “Notes” set forth therein was modified to refer the “Series 2018-A Notes” and each reference to “this Agreement” therein was modified to refer to the Master Note Facility as supplemented by the First Supplement. The Section references hereinafter set forth correspond to the similar sections of the Master Note Facility which are supplemented hereby:

Section 5.4 Organization and Ownership of Shares of Subsidiaries; Affiliates. Schedule 5.4 of the Master Note Facility is hereby replaced by the below Schedule 5.4:

Schedule 5.4

Organization and Ownership of Shares of Subsidiaries; Affiliates

(as of August 30, 2018)

Subsidiary	Jurisdiction of Organization	Percentage of Equity Interests Owned by Parent Guarantor, Company and other Subsidiaries (in the aggregate)
2355 Jackson Avenue, LLC	Michigan	100%
Agree 1031, LLC	Delaware	100%
Agree 103-Middleburg Jacksonville, LLC	Delaware	100%
Agree 117 Mission, LLC	Michigan	100%
Agree 17-92, LLC	Florida	100%
Agree 2016, LLC	Delaware	100%
Agree 6 LA & MS, LLC	Delaware	100%
Agree Alcoa TN LLC	Tennessee	100%
Agree Allentown PA LLC	Pennsylvania	100%
Agree Altoona, PA, LLC	Delaware	100%
Agree Americus GA, LLC	Delaware	100%

Exhibit 2

(to First Supplement)

Subsidiary	Jurisdiction of Organization	Percentage of Equity Interests Owned by Parent Guarantor, Company and other Subsidiaries (in the aggregate)
Agree Anderson SC LLC	Delaware	100%
Agree Ann Arbor Jackson, LLC	Delaware	100%
Agree Ann Arbor MI, LLC	Delaware	100%
Agree Ann Arbor State Street, LLC	Michigan	100%
Agree Antioch, LLC	Illinois	100%
Agree Apopka FL, LLC	Delaware	100%
Agree Appleton WI, LLC	Delaware	100%
Agree Archer Chicago IL, LLC	Delaware	100%
Agree Arlington TX LLC	Texas	100%
Agree Atchison, LLC	Kansas	100%
Agree Atlantic Beach, LLC	Delaware	100%
Agree Baltimore MD, LLC	Delaware	100%
Agree Baton Rouge LA LLC	Louisiana	100%
Agree Beecher LLC	Michigan	100%
Agree Belton MO LLC	Delaware	100%
Agree Belvidere IL, LLC	Illinois	100%
Agree Berwyn IL LLC	Illinois	100%
Agree Bloomington MN, LLC	Delaware	100%
Agree Boynton, LLC	Florida	100%
Agree Brenham TX, LLC	Delaware	100%
Agree Brighton, LLC	Delaware	100%
Agree Bristol & Fenton Project, LLC	Michigan	100%

EX 2-2

Subsidiary	Jurisdiction of Organization	Percentage of Equity Interests Owned by Parent Guarantor, Company and other Subsidiaries (in the aggregate)
Agree Brooklyn OH LLC	Ohio	100%
Agree BT, LLC	Delaware	100%
Agree Buffalo Center IA, LLC	Delaware	100%
Agree Burlington, LLC	Delaware	100%
Agree Cannon Station LLC	Delaware	100%
Agree Carlinville IL, LLC	Delaware	100%
Agree Cedar Park TX, LLC	Delaware	100%
Agree Center Point Birmingham AL LLC	Alabama	100%
Agree Chandler, LLC	Arizona	100%
Agree Charlotte County, LLC	Delaware	100%
Agree Charlotte Poplar, LLC	North Carolina	100%
Agree Chicago Kedzie, LLC	Illinois	100%
Agree Cochran GA, LLC	Georgia	100%
Agree Columbia SC, LLC	Delaware	100%
Agree Columbus OH, LLC	Delaware	100%
Agree Concord, LLC	North Carolina	100%
Agree Construction Management LLC	Delaware	100%
Agree Corunna LLC	Michigan	100%
Agree Crystal River FL, LLC	Delaware	100%
Agree CW, LLC	Delaware	100%
Agree Dallas Forest Drive, LLC	Texas	100%
Agree Daniel Morgan Avenue Spartanburg SC LLC	South Carolina	100%

EX 2-3

Subsidiary	Jurisdiction of Organization	Percentage of Equity Interests Owned by Parent Guarantor, Company and other Subsidiaries (in the aggregate)
Agree Davenport IA, LLC	Delaware	100%
Agree Des Moines IA, LLC	Delaware	100%
Agree Development, LLC	Delaware	100%
Agree Doraville GA, LLC	Delaware	100%
Agree DT Jacksonville NC, LLC	Delaware	100%
Agree East Palatka, LLC	Florida	100%
Agree Edmond OK, LLC	Delaware	100%
Agree Egg Harbor NJ, LLC	Delaware	100%
Agree Elkhart, LLC	Michigan	100%
Agree Evergreen CO, LLC	Delaware	100%
Agree Facility No. I, L.L.C.	Delaware	100%
Agree Farmington NM, LLC	Delaware	100%
Agree Forest MS LLC	Mississippi	100%
Agree Forest VA LLC	Virginia	100%
Agree Fort Mill SC, LLC	South Carolina	100%
Agree Fort Walton Beach, LLC	Florida	100%
Agree Fort Worth TX, LLC	Delaware	100%
Agree Fuquay - Varina, LLC	North Carolina	100%
Agree GCG, LLC	Delaware	100%
Agree Grand Chute WI LLC	Delaware	100%
Agree Grand Forks, LLC	North Dakota	100%

EX 2-4

Subsidiary	Jurisdiction of Organization	Percentage of Equity Interests Owned by Parent Guarantor, Company and other Subsidiaries (in the aggregate)
Agree Grandview Heights OH, LLC	Delaware	100%
Agree Greenville SC, LLC	South Carolina	100%
Agree Harlingen LLC	Texas	100%
Agree Hazard KY, LLC	Delaware	100%
Agree Holdings I, LLC	Delaware	100%
Agree Holly Springs MS, LLC	Delaware	100%
Agree Hopkinsville KY, LLC	Delaware	100%
Agree IL & VA, LLC	Delaware	100%
Agree Indianapolis Glendale LLC	Delaware	100%
Agree Indianapolis IN II, LLC	Delaware	100%
Agree Indianapolis, LLC	Indiana	100%
Agree Jackson MS, LLC	Delaware	100%
Agree Jacksonville NC, LLC	North Carolina	100%
Agree Johnstown, LLC	Ohio	100%
Agree Joplin MO LLC	Missouri	100%
Agree Junction City KS LLC	Delaware	100%
Agree K&G Joplin MO, LLC	Delaware	100%
Agree K&G OK, LLC	Delaware	100%
Agree Kirkland WA, LLC	Delaware	100%
Agree Lake in the Hills, LLC	Illinois	100%
Agree Lake Zurich IL, LLC	Illinois	100%
Agree Leawood, LLC	Delaware	100%

EX 2-5

Subsidiary	Jurisdiction of Organization	Percentage of Equity Interests Owned by Parent Guarantor, Company and other Subsidiaries (in the aggregate)
Agree Lebanon VA, LLC	Virginia	100%
Agree Lejune Springfield IL, LLC	Illinois	100%
Agree Ligonier PA LLC	Pennsylvania	100%
Agree Littleton CO LLC	Delaware	100%
Agree Lowell AR, LLC	Delaware	100%
Agree Lowell, LLC	Delaware	100%
Agree Lyons GA, LLC.	Georgia	100%
Agree M-59, LLC	Michigan	100%
Agree Madison AL LLC	Michigan	100%
Agree Madisonville TX LLC	Texas	100%
Agree Magnolia Knoxville TN LLC	Tennessee	100%
Agree Mall of Louisiana, LLC	Louisiana	100%
Agree Manchester LLC	Connecticut	100%
Agree Mansfield, LLC	Connecticut	100%
Agree Marietta, LLC	Georgia	100%
Agree Marshall MI Outlot, LLC	Delaware	100%
Agree Maumee OH, LLC	Delaware	100%
Agree McKinney TX LLC	Texas	100%
Agree MCW, LLC	Delaware	100%
Agree Memphis Getwell, LLC	Tennessee	100%
Agree Middletown OH, LLC	Delaware	100%
Agree Millsboro DE, LLC	Delaware	100%

EX 2-6

Subsidiary	Jurisdiction of Organization	Percentage of Equity Interests Owned by Parent Guarantor, Company and other Subsidiaries (in the aggregate)
Agree Minneapolis Clinton Ave L.L.C.	Minnesota	100%
Agree Minot ND, LLC	Delaware	100%
Agree Montgomery AL LLC	Alabama	100%
Agree Montgomeryville PA LLC	Pennsylvania	100%
Agree Morrow GA, LLC	Georgia	100%
Agree Mt. Dora FL, LLC	Delaware	100%
Agree Nampa ID, LLC	Delaware	100%
Agree Nashua NH, LLC	Delaware	100%
Agree Neosho MO, LLC	Delaware	100%
Agree New Lenox 2, LLC	Illinois	100%
Agree New Lenox, LLC	Illinois	100%
Agree North Las Vegas, LLC	Nevada	100%
Agree North Miami Beach FL, LLC	Delaware	100%
Agree Novi MI LLC	Michigan	100%
Agree Onaway MI, LLC	Delaware	100%
Agree Orange & McCoy, LLC	Florida	100%
Agree Oxford Commons AL, LLC	Delaware	100%
Agree Palafox Pensacola FL, LLC	Delaware	100%
Agree Pensacola LLC	Florida	100%
Agree Pensacola Nine Mile LLC	Florida	100%
Agree Pinellas Park, LLC	Florida	100%
Agree Plainfield LLC	Michigan	100%

EX 2-7

Subsidiary	Jurisdiction of Organization	Percentage of Equity Interests Owned by Parent Guarantor, Company and other Subsidiaries (in the aggregate)
Agree Poinciana, LLC	Florida	100%
Agree Pooler GA, LLC	Delaware	100%
Agree Port Orange FL, LLC	Delaware	100%
Agree Port St. John, LLC	Delaware	100%
Agree Portland ME, LLC	Delaware	100%
Agree Portland OR, LLC	Delaware	100%
Agree Provo UT, LLC	Delaware	100%
Agree Rancho Cordova I, LLC	California	100%
Agree Rancho Cordova II, LLC	California	100%
Agree Rapid City SD, LLC	South Dakota	100%
Agree Realty Services, LLC	Delaware	100%
Agree Realty South-East, LLC	Michigan	100%
Agree Richmond RI, LLC	Delaware	100%
Agree Richmond VA, LLC	Delaware	100%
Agree Riverside IA, LLC	Delaware	100%
Agree Rochester NY LLC	New York	100%
Agree Rockford IL, LLC	Delaware	100%
Agree Roseville CA, LLC	California	100%
Agree RT Amite LA, LLC	Delaware	100%
Agree RT Arlington TX, LLC	Delaware	100%
Agree RT Gulfport MS, LLC	Delaware	100%
Agree RT Jackson MS, LLC	Delaware	100%

EX 2-8

Subsidiary	Jurisdiction of Organization	Percentage of Equity Interests Owned by Parent Guarantor, Company and other Subsidiaries (in the aggregate)
Agree RT Port Richey FL, LLC	Delaware	100%
Agree RT Villa Rica GA, LLC	Delaware	100%
Agree Salem OR LLC	Delaware	100%
Agree Sarasota FL, LLC	Delaware	100%
Agree SB, LLC	Delaware	100%
Agree Secaucus NJ, LLC	Delaware	100%
Agree Shelby, LLC	Michigan	100%
Agree Silver Springs Shores, LLC	Delaware	100%
Agree Southfield & Webster, LLC	Delaware	100%
Agree Southfield, LLC	Michigan	100%
Agree Spartanburg SC, LLC	South Carolina	100%
Agree Spring Grove, LLC	Illinois	100%
Agree Springfield IL, LLC	Illinois	100%
Agree Springfield MO, LLC	Delaware	100%
Agree Springfield OH LLC	Delaware	100%
Agree St Petersburg, LLC	Florida	100%
Agree St. Augustine Shores, LLC	Delaware	100%
Agree St. Joseph MO, LLC	Missouri	100%
Agree Statesville NC, LLC	Delaware	100%
Agree Statham GA, LLC	Georgia	100%
Agree Stores, LLC	Delaware	100%
Agree Sun Valley NV LLC	Nevada	100%

EX 2-9

Subsidiary	Jurisdiction of Organization	Percentage of Equity Interests Owned by Parent Guarantor, Company and other Subsidiaries (in the aggregate)
Agree Sunnyvale CA, LLC	Delaware	100%
Agree Tallahassee, LLC	Florida	100%
Agree Terre Haute IN LLC	Delaware	100%
Agree TK, LLC	Delaware	100%
Agree Topeka KS LLC	Delaware	100%
Agree Tri-State Lease, LLC	Delaware	100%
Agree Upland CA, LLC	Delaware	100%
Agree Venice, LLC	Florida	100%
Agree Vero Beach FL, LLC	Delaware	100%
Agree W 63rd Chicago IL, LLC	Delaware	100%
Agree Walker, LLC	Michigan	100%
Agree Wawa Baltimore, LLC	Maryland	100%
Agree Wheaton IL, LLC	Delaware	100%
Agree Whittier CA, LLC	Delaware	100%
Agree Wichita Falls TX LLC	Texas	100%
Agree Wichita, LLC	Kansas	100%
Agree Wilmington, LLC	North Carolina	100%
Agree Woodland Park NJ, LLC	Delaware	100%
Agree Woodstock IL, LLC	Delaware	100%
Indianapolis Store No. 16 LLC	Delaware	100%
Lawrence Store No. 203, L.L.C.	Delaware	100%
Lunacorp, LLC	Delaware	100%

EX 2-10

Subsidiary	Jurisdiction of Organization	Percentage of Equity Interests Owned by Parent Guarantor, Company and other Subsidiaries (in the aggregate)
Mt. Pleasant Outlot I, LLC	Michigan	100%
Mt. Pleasant Shopping Center, L.L.C.	Michigan	100%
Pharm Nashville IN, LLC	Delaware	100%

Note: The above list excludes dormant Subsidiaries that do not own any property.

Affiliates (other than Subsidiaries)

None

Directors and Executive Officers of the Parent Guarantor	Position(s)
Richard Agree	Executive Chairman of the Board of Directors
Joel N. Agree	President, Chief Executive Officer and Director
Clayton R. Thelen	Chief Financial Officer and Secretary
Laith M. Hermiz	Chief Operating Officer and Executive Vice President
Craig Erlich	Independent Director
Farris G. Kalil	Independent Director
W. Gregory Lehmkuhl	Independent Director
John Rakolta, Jr.	Independent Director
Jerome Rossi	Independent Director
William S. Rubenfaer	Independent Director
Leon M. Schurgin	Independent Director
Merrie S. Frankel	Independent Director

Directors and Executive Officers of the Company

The sole general partner of the Company is the Parent Guarantor. Please see the directors and senior officers of the Parent Guarantor listed above.

Section 5.14. Use of Proceeds. The Company will apply the proceeds of the sale of the Series 2018-A Notes issued hereunder to finance, among other things, acquisitions, tenant improvements, new construction, development and redevelopment, capital expenditures, debt repayment, leasing commissions and for general working capital.

EX 2-11